UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 14, 2004


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-11900                 75-2422983
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          8200 Springwood Drive, Suite 230, Irving, TX       75063
          --------------------------------------------     ----------
            (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code    (972) 444-8280


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

In exchange for an aggregate of $240,000 cash investment, Integrated Security Systems, Inc. issued a promissory note to C. A. Rundell, Jr., Chairman and Chief Executive Officer of the Company, on April 14, 2004. The promissory note is in the original principal amount of $240,000 and has an annual interest rate of 6 1/2%. The promissory note, plus interest, is due on August 14, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         4.1 Promissory Note, dated April 14, 004, payable to C. A. Rundell, Jr. in the amount of $240,000.








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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Integrated Security Systems, Inc.
                                             (Registrant)



 April 21, 2004                              /s/ C. A. RUNDELL, JR.
 --------------                              -----------------------------------
 (Date)                                      C. A. Rundell, Jr.
                                             Director, Chairman of the Board and
                                             Chief Executive Officer (Principal
                                             Executive and Financial Officer)








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                                  Exhibit Index



 Exhibit
 Number         Description
 -------        ----------------------------------------------------------------
 4.1            Promissory Note, dated April 14, 2004, payable to C. A. Rundell,
                Jr. in the amount of $240,000.











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